Exhibit 10.16





                               FORT HOWARD CORPORATION
                      1995 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS


                    1.   Purpose.  The purpose of the Fort Howard
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          Corporation 1995 Stock Plan for Non-Employee Directors (the
          "Plan") is to retain the services of qualified persons who are
           ----
          not employees of Fort Howard Corporation (the "Company") to serve
                                                         -------
          as members of the Board of Directors of the Company and to secure for the Company the benefits of the incentives inherent in increased stock ownership by paying such persons a portion of their compensation for such service in stock of the Company.

                    2.   Definitions.  For the purposes of the Plan:
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                         (a)  "Annual Fee" means (i) any annual fee
                    otherwise payable to a Non-Employee Director for service on the Board, (ii) any other fee determined on an annual basis and otherwise payable for service on, or for acting as chairperson of, any committee of the Board and (iii) any similar annual fee otherwise payable in respect of service on the board of directors of any Subsidiary or any committee of any Subsidiary or any committee of any such board of directors; provided
                                                                  --------
                    that the Annual Fee shall not include fees for attendance at meetings of the Board, any committee of the Board or any board of directors of any Subsidiary or any committee thereof; provided, further, that each
                                              --------  -------
                    person who has served as a Non-Employee Director during only a portion of a Fiscal Year shall receive an amount determined by multiplying such annual fee by the Pro Ration Fraction.

                         (b) "Board" means the Board of Directors of the Company.

                         (c) "Committee" means the committee of the Board described in Section 9.

                         (d) "Common Stock" means the Common Stock, par value $.01 per share, of the Company, or such other class or kind of shares or other securities as may be applicable under
                    Section 11.

                         (e) "Directors Shares" means shares of Common Stock granted to a Non-Employee Director pursuant to
                    Section 5 for no consideration other than the provision of services, which shares shall be subject to the terms of the Plan.


























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                         (f)  "Exchange Act" means the Securities Exchange
                    Act of 1934, as amended, and the rules and regulations thereunder.

                         (g) "Fair Market Value" means, on any given date, the closing price of the shares of Common Stock, as reported on the NASDAQ/National Market System for such date or such national securities exchange as may be designated by the Board or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded.

                         (h) "Fiscal Year" means a fiscal year of the Company for purposes of external financial reporting.

                         (i) "Fiscal Year 1995" means the Fiscal Year ending December 31, 1995.

                         (j) "Non-Employee Director" means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

                         (k)  "Pro Ration Fraction" means a fraction,
                    determined as of the last day of any Fiscal Year with respect to any person, the numerator of which shall be the number of whole calendar months during such Fiscal Year as of the last day of which such person was a member of the Board and served in the capacity of a Non-Employee Director, and the denominator of which shall be the number of calendar months in the Fiscal Year for which such fraction is determined. The value of the Pro Ration Fraction shall in all cases be less than or equal to one.

                         (l) "Subsidiary" means any corporation 50 percent or more of the voting stock of which is owned directly or indirectly by the Company.

                    3.   Shares of Stock Subject to the Plan.  Subject to
                         -----------------------------------
          adjustment as provided in Section 11 hereof, the number of shares of Common Stock that may be issued under the Plan shall not exceed, in the aggregate, 80,000 (after taking into account the 6.5-for-one stock split that is anticipated to occur and described in the Registration Statement as filed with the Securities and Exchange Commission on November 23, 1994). Such shares may consist in whole or in part, as the Board shall from time to time determine, of authorized but unissued shares or treasury shares.

                    4.   Participation.  All Non-Employee Directors shall
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          participate in the Plan.  Grants of Common Stock may be made pursuant to the Plan only to Non-Employee Directors.























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                    5.   Grants
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                         (a)  Amount of Grants.  Beginning with Fiscal Year
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                    1995 and continuing for all Fiscal Years until the Plan
                    expires pursuant to Section 8(b) or is earlier terminated pursuant to Section 10, and subject to
                    Section 5(b), a grant of Directors Shares shall be made to each person who served as a Non-Employee Director during all or part of such Fiscal Year. The number of Directors Shares granted to each Non-Employee Director shall be determined by dividing (i) the amount equal to 50% of the value of the Annual Fee otherwise payable to such Non-Employee Director for the relevant Fiscal Year by (ii) the Fair Market Value of one share of Common Stock as of the last day of the relevant Fiscal Year; provided, however, that any fractional shares resulting
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                    from such multiplication shall not be awarded, and the
                    Non-Employee Director shall instead be paid an amount in cash equal to such fractional amount times the Fair Market Value of one share of Common Stock as of the last day of the relevant Fiscal Year.

                         (b)  Grants Subject to Stockholder Approval of the
                              ---------------------------------------------
                    Plan; Timing of Grants.  The grants provided for in
                    ----------------------
                    Section 5(a) shall be subject to the approval of the Plan in accordance with Section 8(a) by the stockholders of the Company. In the event that such stockholder approval is obtained, grants for each Fiscal Year shall be made as of the last day of each such Fiscal Year.

                         (c)  Terms.  Grants of Directors Shares under this
                              -----
                    Section 5 shall be made automatically pursuant to the terms of the Plan and, except for stockholder approval of the Plan pursuant to Section 8(a), shall not require the approval of any person. The Directors Shares granted pursuant to this Section 5 shall be subject to the terms of the Plan.

                    6.    Terms and Conditions of Directors Share Grants
                          ----------------------------------------------

                         (a)  Share Certificates; Rights and Privileges.
                              -----------------------------------------
                    On or as soon as practicable following the date on which Directors Shares are granted to a Non-Employee Director, share certificates representing the appropriate number of Directors Shares shall be registered in the name of such Non-Employee Director but shall be held by the Company in custody for the account of such person. The Non-Employee Director shall have all the rights and privileges of a stockholder as to such shares, including the right to receive dividends and the right to vote such shares, subject to the restrictions set forth in Section 6(b). The Directors Shares shall be immediately vested upon grant, and shall not be forfeitable to the Company.





















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                         (b)  Restrictions.  Directors Shares may not be
                              ------------
                    sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the date which is six months after the date of grant. Directors Shares may also be subject to such additional restrictions on transfer as the Committee may deem appropriate at the time of grant.

                    7.   Delivery of Shares.  As soon as practicable
                         ------------------
          following the earlier to occur of:

                         (a) a Non-Employee Director's sale in accordance with the plan and applicable federal securities law of any Directors Shares as to which the restrictions provided for in Section 6(b) have expired; and

                         (b) the later of (A) the third month anniversary of the date on which the Non-Employee Director ceases to be a member of the Board and (B) six months following the last transaction to occur while the Non-Employee Director is a member of the Board and by which the Non-Employee Director acquires equity securities (or related derivative securities) of the Company, a share certificate (or certificates) shall be delivered to the Non-Employee Director (or to such person's estate, as the case may be) for, in the case of clause (a) above, the number of Directors Shares sold and, in the case of clause (b) above, the number of Directors Shares which have been granted to the Non-Employee Director pursuant to the Plan and for which a certificate has not previously been delivered.

                    8.   Effective Date; Term.
                         --------------------

                         (a)  Effective Date and First Grants.  The Plan
                              -------------------------------
                    shall become effective as of January 15, 1995 only if it is approved by the stockholders of the Company, and no grants shall be made under the Plan until the date of such approval.

                         (b)  Expiration and Final Grants.  Unless earlier
                              ---------------------------
                    terminated in accordance with Section 10 below, the Plan shall expire on January 1, 2005 (or, if the Company shall have changed its Fiscal Year so that it no longer ends on December 31, the Plan shall expire on the first day of the first Fiscal Year to commence after December 31, 2005), and grants of Directors Shares made pursuant to Section 5 in connection with the Fiscal Year ending December 31, 2005 (or, if the Company shall have changed its Fiscal Year so that it no longer ends on December 31, grants made in connection with the Fiscal Year during which December 31, 2005 occurs) shall be the final grants to be made under the Plan.





















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                    9.   Administration of the Plan.
                         --------------------------

                         (a)  The Plan shall be administered by the
                    Committee, which shall be comprised of one or more members of the Board who will be appointed from time to time by the Board. Each member of the Committee shall be a director of the Company who is not a Non-Employee Director. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. All determinations of the Committee at a meeting shall be made by a majority of the members in attendance. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be indemnified by the Company to the fullest extent permitted by the by-laws of the Company or applicable Delaware law with respect to any such action, determination or interpretation.

                         (b) The Committee shall administer the Plan, make any amendment or modification, subject to Section 10, to the terms of the Plan, and interpret, construe and implement the provisions of the Plan. The Committee shall have the authority to adopt rules and regulations for administering the Plan which shall not be inconsistent with the terms of the Plan, including, without limitation, the ability to subject Directors Shares to additional transfer restrictions. Decisions of the Committee shall be binding on the Company, on all Non-Employee Directors participating in the Plan and all other persons having any interest therein.

                    10.  Amendments and Termination.
                         --------------------------

                    The Board may at any time and from time to time terminate, modify, or amend the Plan in any respect, except that no termination, modification or amendment shall be effective without shareholder approval if such approval is required to comply with Rule 16b-3 under the Exchange Act, including, without limitation, to maintain the continued qualification of the Plan under Rule 16b-3(c)(2)(ii) under the Exchange Act or any successor provision, or to comply with any other law, regulation or stock exchange rule. In no event may the provisions of the Plan respecting eligibility to participate or the timing or amount of grants be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or any rules or regulations thereunder. No termination or amendment of the Plan may, without the consent of the Non-Employee




















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          Director, affect any such person's rights under the provisions of the Plan with respect to awards of Directors Shares which were made prior to such action.

                    11.  Recapitalization or Reorganization.
                         ----------------------------------

                         (a) The existence of the Plan shall not affect or restrict in any way the right or power of the Board or shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                         (b) Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments as may be necessary (in the form determined by the Board in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights in the number and class of shares granted or authorized to be granted hereunder. Any new or additional Directors Shares shall be subject to all of the terms and conditions of the Plan.

                    12.  No Right to Reelection.  Nothing in the Plan shall
                         ----------------------
          be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

                    13.  Governing Law.  Except as to matters of federal
                         -------------
          law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Wisconsin without giving effect to conflicts of law principles.

                    14.  Miscellaneous
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                         (a)  Tax Withholding.  As a condition to the
                              ---------------
                    making of any award of Directors Shares or to the delivery of certificates, the Committee may require a Non-Employee Director to pay to the Company such sum as may be





















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                    necessary to discharge any obligation of the Company
                    with respect to any taxes, assessments or other governmental charge imposed on property or income received by such Non-Employee Director pursuant to the Plan. In accordance with rules and procedures established by the Committee and in the discretion of the Committee, such payment may be in the form of cash or other property, or may be effected by the delivery of a lesser number of shares. At the discretion of the Committee, the Company may deduct or withhold from any payment or distribution to a Non-Employee Director whether or not pursuant to the Plan.

                         (b)  Expenses.  All expenses and costs in
                              --------
                    connection with the administration of the Plan or the issuance of Directors Shares hereunder shall be borne by the Company.

                         (c)  Headings.  The headings of sections herein
                              --------
                    are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.